[ EXHIBIT 32.1 ]

               CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Moller International, Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Moller, President and Chief Executive Officer of the Company, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 4, 2004                              /s/ Paul S. Moller
                                              ------------------------------
                                              President and Chief
                                              Executive Officer, Chief
                                              Financial Officer